UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2007

WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33188	20-3153598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

607 Pacific Avenue Bremerton, Washington	98337
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (360) 405-1200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 12, 2007, WSB Financial Group, Inc. announced that it will release its second quarter 2007 earnings before the market opens on Tuesday, July 24, 2007, and host a quarterly conference call that day at 2:00 p.m. PT (5:00 ET) to discuss the results. The press release is included in this current report as Exhibit 99.1. This release is also being furnished for purposes of Regulation FD and Regulation G of the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

    (d)    Exhibits

    99.1  Press Release dated July 12, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSB Financial Group, Inc. (Registrant)
July 12, 2007 (Date)	/s/ DAVID K. JOHNSON David K. Johnson Chief Executive Officer

Exhibit Index
99.1	Press release dated July 12, 2007